Exhibit 99.23.j

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of the Firsthand Health Sciences Fund.

/s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 21, 2005